EXHIBIT (J)



                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the reference to us under the heading "Other Service Providers" in this Post-Effective Amendment No. 84 to the Registration Statement on Form N-1A.

                                              /s/ PricewaterhouseCoopers LLP
                                              ------------------------------
                                              PRICEWATERHOUSECOOPERS LLP


September 13, 2002
Boston, Massachusetts